SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 14:	SUBSEQUENT EVENTS

a)	On March 1, 2020, the Company granted certain of its employees the option to purchase 641,500 ordinary shares at an exercise price of $11.70 per share.

b)
On February 26, 2020, the Company, along with its directors and officers at the time of its IPO, or the individual defendants, were named as defendants in a putative shareholder class action lawsuit filed in the Supreme Court of the State of New York captioned Matt Primozich v. Tufin Software Technologies Ltd., et al., Index No. 651287/2020 (Sup. Ct. 2020). In the complaint filed on February 26, 2020, the plaintiff, representing a class of all purchasers and acquirers of the Company’s ordinary shares issued in connection with the IPO alleged that the Company violated Sections 11 and 15 of the Securities Act of 1933, as amended, or the Securities Act, by making material misstatements or failing to disclose material information. The complaint also asserted claims against the individual defendants for control person liability under Section 15 of the Securities Act. The Company believes this claim is without merit and intends to contest it vigorously, and that expenses incurred and any payments due as a result of this claim will be covered under its directors and officers liability insurance policy, subject to a deductible of up to $2.5 million and the terms and limit of the coverage.

c)
On March 15, 2020, the Company granted certain of its employees the option to purchase 233,000 ordinary shares at an exercise price based on the Company’s share price as of April 1, 2020. In addition, on March 15, 2020, the Company granted certain of its employees 518,300 restricted stock units with a vesting period of four years.